UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 631-3115

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K filed by TMC the metals company Inc. (the “Company”) with the U.S. Securities and Exchange Commission on October 3, 2022 (the “Original Form 8-K”). The Original Form 8-K reported the appointment of Andrew C. Greig to the Board of Directors of the Company (the “Board”), effective September 29, 2022, for a term to continue until the 2023 annual meeting of the Company’s shareholders or until his earlier death, resignation or removal. At the time of the filing of the Original Form 8-K, no determination had been made with respect to the appointment of Mr. Greig to any committees of the Board. This Amendment is being filed solely to report that on November 10, 2022, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Mr. Greig to the Compensation Committee of the Board, effective immediately, and Mr. Greig’s appointment as Lead Independent Director on November 11, 2022. No other changes have been made to the Original Form 8-K.

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2022, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Mr. Greig to the Compensation Committee of the Board (the “Compensation Committee”), effective immediately. Effective upon such appointment, the members of the Compensation Committee are Andrei Karkar (Chair), Sheila Khama and Mr. Greig. In addition, on November 11, 2022, Mr. Greig was appointed as Lead Independent Director, replacing Andrew Hall. Mr. Hall will remain on the Board, including as a member of the Audit Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: November 14, 2022	By:	/s/ Gerard Barron
	Name:	Gerard Barron
	Title:	Chief Executive Officer